                                                                    Exhibit 10.4

           RENEWAL LEASE AGREEMENT made this 1st day of December, 2002

BETWEEN:

                                   NORAMA INC.
                       (hereinafter called "the Landlord")

                                                               OF THE FIRST PART


                                     - and -


                     NORTH AMERICAN CONSTRUCTION GROUP INC.
                        (hereinafter called "the Tenant")

                                                              OF THE SECOND PART

          WHEREAS by a Lease dated the 1st day of December, 1997 (the "Original Lease") the Landlord (formerly named NAR Group Holdings Ltd.) granted to the Tenant a Lease demising the premises located at #2, 53016 Hwy. 60, Spruce Grove, Alberta T7X 3G7 (the "Premises") and more particularly described in the Original Lease for a term of Five (5) years commencing the 1st day of December, 1997 and ending on the 30th day of November, 2002, and subject to the covenants and conditions contained therein;

          AND WHEREAS the Tenant has requested the Landlord to grant a lease to him of the Premises for a further term of Five (5) years from December 1/st/, 2002 until November 30, 2007 on the terms hereinafter set forth which the Landlord has agreed to do;

          NOW THEREFORE the parties covenant and agree as follows:

1. The Landlord hereby demises to the Tenant the Premises subject to the covenants, terms and conditions of the Original Lease except as amended herein.

2. The Landlord and Tenant hereby covenant that they shall perform and observe the covenants, provisos and stipulations in the Original Lease as fully as if such covenants, provisos and stipulations had been repeated in this Lease in full with such modifications only as are necessary to make them applicable to this Renewal Lease together with such modifications as are set out herein.

3. Article 1 - (e), (i) and (ii) are hereby amended to extend the term of the Original Lease for a further Five (5) years, with the Commencement Date being December 1,2002.

4. Article 1 - (f) - Minimum Rent is hereby amended to reflect the agreed upon amount per annum of $600,000.00 by equal consecutive monthly instalments of $50,000.00.

5. The name of the Landlord in the Original Lease shall be amended to reflect the amalgamation between NAR Group Holdings Ltd. and Norama Inc., which corporations now continue under the name of NORAMA INC.

6.        Except as amended, the Original Lease is hereby affirmed and ratified.

          IN WITNESS WHEREOF the parties hereto have executed this Renewal Lease as of the day and year first above written.


                                        NORAMA INC.


                                        Per: /s/
                                            ------------------------------------


                                        Per: /s/
                                            ------------------------------------


                                        NORTH AMERICAN CONSTRUCTION GROUP INC.


                                        Per:  /s/
                                             -----------------------------------


                                        Per:  /s/
                                             -----------------------------------

             THIS SUBLEASE made as of the 1st day of December, 2002.

BETWEEN:

          NORTH AMERICAN CONSTRUCTION GROUP INC., of the City of
          Edmonton, in the Province of Alberta, a body corporate duly incorporated pursuant to the laws of the Province of Alberta (the "SUBLANDLORD")

                         - and -

          NORTH AMERICAN EQUIPMENT LTD., of the City of Edmonton, in the Province of Alberta, a body corporate duly incorporated pursuant to the laws of the Province of Alberta (the
          "SUBTENANT")

                                    SUBLEASE
                                    --------

PREAMBLE
--------

WHEREAS:

A. By a lease in writing dated the 1st day of December, 1997, (the "HEADLEASE"), NORAMA INC. (formerly NAR GROUP HOLDINGS LTD.), (the "HEADLANDLORD") leased to the SUBLANDLORD as tenant those premises known as the Acheson Property, located at #2, 53016 - Hwy. 60, Spruce Grove, Alberta T7X 3G7, all as more particularly described in the HEADLEASE, a copy of which is attached hereto as Schedule "A";

B. The SUBLANDLORD agreed to sublease a portion of the PREMISES to the SUBTENANT which included all the shop-yard area and shop building excluding the administrative office area (the "SUB-PREMISES").

C. The HEADLEASE was renewed by TENANT and a copy of the Renewal Lease Agreement is attached as Schedule "B".

D. AND WHEREAS the SUBTENANT requested the SUBLANDLORD to grant a sublease of the PREMISES for a further term of Five (5) years from December 1/st/, 2002 until November 30, 2007 on the terms hereinafter set forth which the SUBLANDLORD has agreed to;

E. AND WHEREAS the SUBTENANT surrenders any interest it may have had in any prior sublease and enters into this agreement;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1
---------

1.1       Grant of SUBLEASE
          -----------------

          The SUBLANDLORD hereby leases the SUB-PREMISES to the SUBTENANT for a term of Five (5) years, commencing on the 1st day of December, 2002, and ending on the 30th day of November, 2007, unless terminated earlier as provided for in this SUBLEASE.

1.2       Intent of SUBLEASE
          ------------------

          The SUBTENANT acknowledges and agrees that this SUBLEASE is an absolutely net SUBLEASE with all and every cost, expense, rate, tax or charge in any way related to the SUB-PREMISES being the responsibility of the SUBTENANT.

ARTICLE 2
---------
2.1       Minimum Rent
          ------------

          The SUBTENANT shall pay Minimum Rent to the SUBLANDLORD without setoff, deduction or abatement, on the first day of each and every month throughout the term hereof at the following rates:

     (a)  $25,000.00 per month; $300,000.00 per annum.

2.2       Other Costs
          -----------

          The SUBTENANT shall pay to the SUBLANDLORD at the times and in the manner provided for in the HEADLEASE, all Operating Costs and items of Additional Rent as defined in the HEADLEASE, together with all other costs, sums and amounts payable by the tenant to the HEADLANDLORD pursuant to the HEADLEASE.

2.3       Improvements and Alterations
          ----------------------------

          The SUBTENANT shall pay all costs incidental to its occupation of the SUB-PREMISES including telephone and communication equipment installation fees and rentals, signage costs and expenses and the cost of all leasehold improvements installed or to be installed by the SUBTENANT.

ARTICLE 3
---------

3.1       Compliance with HEADLEASE
          -------------------------

          The SUBTENANT agrees:

     (a) at all times during the term of this SUBLEASE and any renewal thereof, to observe, perform and be bound by each and every of the terms, covenants and conditions contained in the HEADLEASE on the part of the tenant therein to be observed and performed as if the SUBTENANT were the tenant named therein for the benefit of both the SUBLANDLORD and the HEADLANDLORD; the tenant's covenants in the HEADLEASE being incorporated herein by reference;

     (b) not to do or omit to do any act or thing during the term of this SUBLEASE which will cause or result in the SUBLANDLORD being in default of, or breaching any term of the HEADLEASE;

     (c) to use the SUB-PREMISES only for the purpose of repair and maintenance of heavy equipment.

3.2       Indemnity
          ---------

          The SUBTENANT shall reimburse the SUBLANDLORD for each and every loss, cost and expense incurred by the SUBLANDLORD pursuant to the HEADLEASE and attributable to acts or omissions of the SUBTENANT or to the SUBTENANT'S occupation of the PREMISES and the SUBTENANT hereby indemnifies and saves harmless the SUBLANDLORD from and against any and all claims, damages, actions, causes of action and liabilities of every nature whatsoever which may arise directly or indirectly out of the SUBTENANT'S possession or occupation of the SUB-PREMISES.

3.3       Disposition
          -----------

          The SUBTENANT shall not assign, transfer, sublet or otherwise dispose of the SUBTENANT'S interest under this SUBLEASE or part with possession of the SUB-PREMISES, either in whole or in part, without the prior written consent of the SUBLANDLORD and the HEADLANDLORD. It is agreed that notwithstanding any further assignment or subletting, the SUBTENANT shall remain fully liable under this SUBLEASE and shall not be released from performing any of the terms, covenants or conditions of this SUBLEASE. It is further agreed that the SUBTENANT may not profit from any permitted assignment or further subletting and any rent payable by any permitted assignee or sub-subtenant of the SUBTENANT in excess of the rental payable hereunder shall be paid to the SUBLANDLORD or at the SUBLANDLORD'S request to the HEADLANDLORD on the first day of each and every month throughout the term hereof.

ARTICLE 4
---------

4.1       Covenants of SUBLANDLORD
          ------------------------

          Provided that the SUBTENANT keeps and performs all covenants herein contained on the SUBTENANT'S part to be kept or performed, the SUBLANDLORD covenants directly with the SUBTENANT as follows:

     (a) to allow the SUBTENANT to peaceably and quietly possess and enjoy the SUB-PREMISES during the term of this SUBLEASE without any hindrance or disturbance from or by the SUBLANDLORD or any person claiming under or through the SUBLANDLORD; and

     (b) to do all things required of the SUBLANDLORD to keep the HEADLEASE in good standing.

                                      - 4 -
ARTICLE 5
---------

5.1       Termination
          -----------

          It is mutually agreed between the SUBLANDLORD and the SUBTENANT that the provisions relating to default and re-entry set out in the HEADLEASE shall apply, mutatis mutandis to the tenancy created by the terms of this SUBLEASE and that if the SUBTENANT breaches or fails to perform any obligation contained in this SUBLEASE or in the HEADLEASE on its part to be performed, the SUBTENANT shall be subject to and the SUBLANDLORD may exercise and enjoy all rights and remedies of the landlord against a defaulting tenant contained in the HEADLEASE. Notwithstanding anything else contained in this SUBLEASE or in the HEADLEASE and without prejudice to any other right or remedy which the SUBLANDLORD may have, if, during the term of this SUBLEASE, a breach or default is made by the SUBTENANT of any of the covenants, provisos or conditions herein contained on the part of the SUBTENANT to be observed or performed, the SUBLANDLORD may enter upon the SUB-PREMISES and therefor have, possess and enjoy them absolutely, whereupon the term of this SUBLEASE shall immediately be forfeited and void and an amount equal to the rental for the unexpired term of this SUBLEASE shall immediately become due and payable in full as agreed liquidated damages and not as a penalty and without prejudice to any other rights or remedies of the SUBLANDLORD.

ARTICLE 6
---------
6.1       Notices
          -------

          Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if:

     (a) personally delivered to the party to whom it is intended or if such party is a corporation to an officer of that corporation; or

     (b) mailed by prepaid registered mail, transmitted by facsimile or delivered, to the address or facsimile number of the party to whom it is intended as follows:

           (i) if to the SUBLANDLORD, then:

               #2, 53016 Hwy. 60
               Spruce Grove, Alberta T7X 3G7
               Facsimile Number 960-7103;

          (ii) if to the SUBTENANT, then:

               #2, 53016 Hwy. 60
               Spruce Grove, Alberta T7X 3G7
               Facsimile Number 960-7103;

          or to such other address or number as a party may from time to time direct in writing.

Any notice delivered before 4:30 p.m. local time on a day that is not a Saturday, Sunday or statutory holiday in Alberta (a "Business Day") shall be deemed to have been received on the date of delivery and any notice delivered after 4:30 p.m. local time on a Business Day or delivered on a day other than a Business Day, shall be deemed to have been received on the next Business Day. Any notice mailed shall be deemed to have been received seventy two (72) hours after the date it is postmarked. Any notice sent by facsimile before 4:30 p.m. local time on a Business Day shall be deemed to have been received when the sender receives the answer back confirming receipt by the recipient; provided, however, that any facsimile received after 4:30 p.m. local time on a Business Day or received on a day other than a Business Day shall be deemed to have been received on the next Business Day. If normal mail or communications service is interrupted by strike, slow-down, force majeure or other cause after the notice has been sent the notice will not be deemed to have been received until actually received. In the event normal mail service is impaired at the time of sending the notice, then personal delivery or facsimile transmission only shall be effective.

6.2       Further Assurances
          ------------------

          The SUBTENANT shall promptly execute, at its sole expense, all documents, agreements and assurances as may be necessary or advisable to facilitate compliance with this SUBLEASE in accordance with its true intent, including, without restricting the generality of the foregoing, any agreement with the HEADLANDLORD covenanting directly to be bound by all terms and conditions of the HEADLEASE.

6.3       Enurement
          ---------

          This SUBLEASE shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          IN WITNESS WHEREOF the parties hereto have executed this SUBLEASE as of the day and year first above written.


                                        NORTH AMERICAN CONSTRUCTION
                                        GROUP INC.


                                        Per: /s/
                                            ------------------------------------


                                        Per: /s/
                                            ------------------------------------


                                        NORTH AMERICAN EQUIPMENT LTD.


                                        Per: /s/
                                            ------------------------------------


                                        Per: /s/
                                            ------------------------------------

                                  SCHEDULE "A"


                                      LEASE

                        LANDLORD: NAR GROUP HOLDINGS LTD.
                 TENANT: NORTH AMERICAN CONSTRUCTION GROUP INC.

                             Dated: December 1, 1997

                                TABLE OF CONTENTS
                                -----------------


ARTICLE 1 - BASIC TERMS, SCHEDULE, DEFINITIONS ............................... 1
1.1          Basic Terms ..................................................... 1
1.2          Schedule ........................................................ 2
1.3          Definitions ..................................................... 2

ARTICLE 2 - GRANT OF LEASE ................................................... 2
2.1          Demise .......................................................... 2

ARTICLE 3 - TERM, COMMENCEMENT, RENEWAL ...................................... 2
3.1          Term ............................................................ 2
3.2          Commencement Date ..........................,.................... 2
3.3          Option to Renew ................................................. 2

ARTICLE 4 - RENT ............................................................. 2
4.1          Minimum Rent .................................................... 2
4.2          Payment of Minimum Rent ......................................... 2
4.3          Pro Rata Adjustment of Rent ..................................... 3
4.4          Payments Generally .............................................. 3
4.5          Security Deposit ................................................ 3

ARTICLE 5 - ADDITIONAL RENT .................................................. 4
5.1          Intent of Lease ................................................. 4
5.2          Additional Rent ................................................. 4
5.3          Estimate of Additional Rent ..................................... 4
5.4          Payment of Additional Rent ...................................... 4
5.5          Adjustment of Additional Rent ................................... 4
5.6          Pro Rata Adjustment of Additional Rent .......................... 5
5.7          Review of Additional Rent ....................................... 5

ARTICLE 6 - TAXES ............................................................ 5
6.1          Tenant's Taxes .................................................. 5
6.2          Payment of Property Taxes ....................................... 5
6.3          Sales Tax ....................................................... 5

ARTICLE 7 - UTILITIES AND SERVICES ........................................... 5
7.1          Tenant's Utilities and Services ................................. 5

ARTICLE 8 - INSURANCE ........................................................ 5
8.1          Tenant's Insurance .............................................. 5
8.2          Landlord's Insurance ............................................ 7
8.3          Increases in Rates .............................................. 7
8.4          Recovery of Landlord's Premiums ................................. 7

ARTICLE 9 - USE AND OCCUPATION ............................................... 7
9.1          Quiet Enjoyment ................................................. 7
9.2          Use ............................................................. 7
9.3          Covenant to Operate ............................................. 7
9.4          Signs ........................................................... 8
9.5          Compliance with Laws ............................................ 8
9.6          Nuisance ........................................................ 8

ARTICLE 10 - HAZARDOUS SUBSTANCES ON THE PREMISES ............................ 8
10.1          Hazardous Substances ........................................... 8
10.2          Reporting Requirements ......................................... 8
10.3          Compliance with Environmental Laws ............................. 8
10.4          Clean Up or Removal ............................................ 9
10.5          Indemnity ...................................................... 9
10.6          Ownership of Hazardous Substances ............................. 10

ARTICLE 11 - CLEANING, REPAIR ................................................ 9
11.1          Cleaning ....................................................... 9
11.2          Tenant's Repairs .............................................. 10
11.3          View Repairs .................................................. 10
11.4          Landlord may Maintain and Repair .............................. 10
11.5          Landlord's Repairs ............................................ 10
11.6          Taking of Possession .......................................... 11

ARTICLE 12 - ALTERATIONS, FIXTURES .......................................... 11
12.1          Tenant's Alterations .......................................... 11
12.2          Removal of Fixtures ........................................... 11

ARTICLE 13 - SUBSTANTIAL DAMAGE AND DESTRUCTION, EXPROPRIATION .............. 12
13.1          No Abatement .................................................. 12
13.2          Substantial Damage or Destruction ............................. 12
13.3          Rebuilding .................................................... 12
13.4          Expropriation ................................................. 12

ARTICLE 14 - ASSIGNMENT, SUBLETTING, SALE OR MORTGAGE ....................... 13
14.1          Assignment and Subletting ..................................... 13
14.2          Bulk Sale ..................................................... 13
14.3          Subordination and Attornment .................................. 13
14.4          Estoppel Certificate, Acknowledgment .......................... 14
14.5          Sale by Landlord .............................................. 14
14.6          Financial Information ......................................... 14

ARTICLE 15 - INDEMNITY, LIENS ............................................... 14
15.1          Tenant's Indemnity ............................................ 14
15.2          Personal Injury and Property Damage ........................... 15
15.3          Liens ......................................................... 15
15.4          Granting of Security Interest ................................. 15

ARTICLE 16 - DEFAULT, REMEDIES, TERMINATION ................................. 15
16.1          Default ....................................................... 15
16.2          Landlord may Perform .......................................... 17
16.3          Distress ...................................................... 17
16.4          Costs and Interest ............................................ 17
16.5          Vacate Upon Termination, Survival ............................. 17
16.6          Additional Rights on Default or Re-Entry ...................... 17
16.7          No Waiver ..................................................... 18
16.8          Remedies Cumulative ........................................... 19
16.9          For Lease Signs ............................................... 19
16.10         Holding Over .................................................. 19
16.11         Failure to Pay ................................................ 19
16.12         Charge on Personal Property ................................... 19

ARTICLE 17 - GENERAL PROVISIONS ............................................. 20
17.1          Approvals ..................................................... 20
17.2          Landlord's Performance ........................................ 20
17.3          Relationship of Parties ....................................... 20
17.4          Sole Agreement and Survival of Agreement to Lease ............. 20
17.5          Modifications ................................................. 20
17.6          No Brokerage Commission ....................................... 20
17.7          Registration .................................................. 21
17.8          Construed Covenant, Severability .............................. 21
17.9          Further Assurances ............................................ 21
17.10         Governing Law ................................................. 21
17.11         Time .......................................................... 21
17.12         Notices ....................................................... 21
17.13         Extended Meanings ............................................. 22
17.14         No Transfer on Bankruptcy ..................................... 22
17.15         Successors Bound .............................................. 22
17.16         Index and Headings ............................................ 22
17.17         Tenant's Acceptance ........................................... 22

SCHEDULE "A" - DEFINITIONS .................................................. 24

SCHEDULE "B" - LEGAL DESCRIPTION OF PREMISES ................................ 26

                                      LEASE

THIS LEASE, dated December 1, 1997, is made and entered into by the Landlord and Tenant named herein who, in consideration of the covenants herein contained, agree as follows:

ARTICLE 1 - BASIC TERMS, SCHEDULE, DEFINITIONS
----------------------------------------------

1.1       Basic Terms
          -----------

     (a)       (i)  Landlord: NAR GROUP HOLDINGS LTD.

               (ii) Address and Facsimile No. of Landlord:
                    #2, 53016 Hwy. 60
                    Spruce Grove, Alberta T7X 3G7
                    Fax: 489-4295

     (b)       (i)  Tenant: NORTH AMERICAN CONSTRUCTION GROUP INC.

               (ii) Address and Facsimile No. of Tenant:
                    #2, 53016 Hwy. 60
                    Spruce Grove, Alberta T7X 3G7
                    Fax: 489-4295

     (c)  Address of Premises: #2, 53016 Hwy. 60
                               Spruce Grove, Alberta T7X 3G7

     (d)  Legal Description of Premises: SCHEDULE "B"

     (e)       (i)  Term: Five (5) years

               (ii) Commencement Date: December 1, 1997

     (f)  Minimum Rent:

             Lease Years        $/Annum          $/Month

             Five (5)         $480,000.00      $40,000.00

     (g)  Security Deposit: N/A

     (h)  Permitted Use of Premises: Administration and operation of construction company, including repair and maintenance of heavy equipment.

          The foregoing Basic Terms are hereby approved by the parties and each reference in this Lease to any of the Basic Terms shall be construed to include the provisions set forth above as well as all of the additional terms and conditions of the applicable sections of this Lease where such Basic Terms are more fully set forth.

1.2       Schedule
          --------

          The following schedule to this Lease is incorporated into and forms an integral part of this Lease:

          Schedule "A" - Definitions
          Schedule "B" - Legal Description of Premises

1.3       Definitions
          -----------

          In this Lease, the words, phrases and expressions set forth in Schedule "A" are used with the meanings defined therein.

ARTICLE 2 - GRANT OF LEASE
--------------------------

2.1       Demise
          ------

          The Landlord, being registered as owner of the Premises legally described in Section l.l(d), subject, however, to such mortgages and encumbrances as are registered against title thereto as of the date hereof, does hereby lease the Premises to the Tenant, for the Term and upon and subject to the covenants and conditions hereinafter expressed.

ARTICLE 3 - TERM, COMMENCEMENT, RENEWAL
---------------------------------------

3.1       Term
          ----

          The Term of this Lease shall be for the period set out in Section l.l(e)(i), beginning on the Commencement Date, plus any partial calendar month following the Commencement Date if the Commencement Date is other than the first day of a calendar month.

3.2       Commencement Date
          -----------------

          The Term shall commence on the Commencement Date.

ARTICLE 4 - RENT
----------------

4.1       Minimum Rent
          ------------

          The Tenant shall pay to the Landlord in and for each Lease Year, Minimum Rent in the amount per annum set out in Section 1.1(f) for the respective Lease Year, by equal consecutive monthly instalments in the amount set out in Section 1.1(f) for such Lease Year. If the Commencement Date is not the first day of a calendar month, the Tenant shall pay, on such Commencement Date, as an instalment of Minimum Rent, for the period from the Commencement Date to the last day of such calendar month, inclusive, an amount calculated by multiplying the annual Minimum Rent for the first Lease Year by the number of days during such period and dividing by three hundred and sixty-five (365), and such instalment shall be in addition to the Minimum Rent payable for such first Lease Year and the first regular instalment of Minimum Rent for such first Lease Year shall be paid on the first day of the calendar month next following the Commencement Date.

4.2       Payment of Minimum Rent
          -----------------------

          The first monthly instalment of Minimum Rent shall be paid on or before the Commencement Date and subsequent instalments of Minimum Rent shall be paid strictly in advance on the first day of each and every succeeding month throughout the Term.

4.3       Pro Rata Adjustment of Rent
          ---------------------------

          All rent shall be deemed to accrue from day to day, and if for any reason it shall become necessary to calculate rent for irregular periods of less than one (1) year or one (1) month, as the case may be, an appropriate pro rata adjustment shall be made in order to calculate rent for such irregular period.

4.4       Payments Generally
          ------------------

          All payments by the Tenant to the Landlord of whatsoever nature required or contemplated by this Lease shall be:

     (a)  paid to the Landlord by the Tenant in lawful currency of Canada;

     (b) made when due hereunder, without prior demand therefor and without any set-off, compensation or deduction whatsoever at such place as the Landlord may designate from time to time to the Tenant;

     (c) applied towards amounts then outstanding hereunder, in such manner as the Landlord may, in its discretion, see fit, and without restricting the generality of the foregoing, no acceptance by the Landlord of any amount less than the full sum which is due and owing by the Tenant shall constitute an accord and satisfaction or oblige the Landlord to accept in full settlement, anything less than the full amount owing and outstanding at any time;

     (d) deemed to be rent, in partial consideration for which this Lease has been entered into, and shall be payable and recoverable as rent, such that the Landlord shall have all rights and remedies against the Tenant for default in making any such payment which may not be expressly said to be rent as the Landlord has for default in payment of rent;

     (e) subject to an overdue charge if any such payment is not made when due, which charge shall be Additional Rent equal to the then existing Bank of Canada Prime Rate plus five (5%) per cent per annum on the overdue amount both before and after judgment payable with the next monthly instalment of Minimum Rent, all without prejudice to any other right or remedy of the Landlord; and

     (f) made, if the Landlord so requests, by way of a series of cheques, postdated to the respective due dates of such payments, which the Tenant shall supply to the Landlord at the commencement of each Lease Year or earlier should the Landlord so request, or by way of an automatic debiting system by which payments are deducted from the Tenant's bank account and credited to the Landlord's, all at the Tenant's cost and all without prejudice to any other right or remedy of the Landlord.

4.5       Security Deposit
          ----------------

          The Tenant shall pay the Security Deposit to the Landlord which shall be retained by the Landlord without liability for interest thereon, as security for the due performance by the Tenant of its obligations under this Lease. The Security Deposit may be applied, in the Landlord's discretion, to remedy any default by the Tenant hereunder, whether in respect to the payment of monies or otherwise, and in the absence of such default the Landlord shall return the Security Deposit to the Tenant at the expiration of the Term. If any or all of the Security Deposit is applied by the Landlord to remedy any default, then the Tenant shall forthwith upon written demand from the Landlord, remit to the Landlord such monies as are sufficient to restore the amount of money held on deposit by the Landlord to the original balance.

ARTICLE 5 - ADDITIONAL RENT
---------------------------

5.1       Intent of Lease
          ---------------

          It is the intent of the parties and agreed that this Lease shall be absolutely net and carefree to the Landlord such that, without limiting the generality of the foregoing, the Tenant shall pay for its own account, and without any variation, set-off or deduction, all amounts, charges, costs, duties, expenses, fees, rates, sums, taxes and increases therein in any way relating to the Premises.

5.2       Additional Rent
          ---------------

          Without limiting the generality of the preceding Section, the Tenant shall pay to the Landlord as Additional Rent in each Lease Year the aggregate of:

     (a)  Property Taxes;

     (b)  Landlord's Insurance as provided for in this Lease;

     (c)  the Sales Tax;

     (d) such other amounts, charges, costs, sums or increases therein as are required to be paid by the Tenant to the Landlord pursuant to this Lease in addition to Minimum Rent.

5.3       Estimate of Additional Rent
          ---------------------------

          The Landlord may, in respect of any or all of the items of Additional Rent, compute bona fide estimates of the amounts which are anticipated to accrue in the next following Lease Year, calendar year or fiscal year, or portion thereof, as the Landlord in its discretion may determine is the most appropriate period for each or all items of Additional Rent, and the Landlord may provide the Tenant with written notice of the amount of any such estimate.

5.4       Payment of Additional Rent
          --------------------------

          With respect to any item of Additional Rent which the Landlord elects to estimate from time to time, following receipt of the written notice of the estimated amount thereof, the Tenant shall pay to the Landlord such amount, in equal consecutive monthly instalments throughout the applicable period with the monthly instalments of Minimum Rent. With respect to any item of Additional Rent which the Landlord has not elected to estimate from time to time, the Tenant shall pay to the Landlord the amount of such item of Additional Rent, determined pursuant to the applicable provisions of this Lease, forthwith upon receipt of an invoice therefor.

5.5       Adjustment of Additional Rent
          -----------------------------

          Within ninety (90) days of the end of each Lease Year, calendar year or fiscal year, or portion thereof, as the case may be, for which the Landlord has estimated any item of Additional Rent, the Landlord shall compute the actual amount of such item of Additional Rent, and make available to the Tenant for examination a statement of the gross amount of such item of Additional Rent, and the calculation of the Tenant's share thereof for each year or portion thereof. If the actual amount of such item of Additional Rent, as set out in any such statement, exceeds the aggregate amount of the instalments paid by the Tenant in respect of such item, the Tenant shall pay to the Landlord the amount of the excess within fifteen (15) days of the receipt of such statement. If the contrary is the case, any such statement shall be accompanied by a refund to the Tenant of any such overpayment without interest, provided that the Landlord may first deduct from such refund any rent or other sum which is then owing by the Tenant or in arrears.

5.6       Pro Rata Adjustment of Additional Rent
          --------------------------------------

          In the event this Lease commences, expires or is terminated before the end of the period for which any item of Additional Rent would otherwise be payable, the amount thereof payable by the Tenant shall be apportioned and adjusted in accordance with the adjustment provisions of this Lease.

5.7       Review of Additional Rent
          -------------------------

          No party hereto may claim a readjustment in respect of any item of Additional Rent whether paid or payable in instalments or otherwise, if based on any error of estimation, allocation, calculation or computation thereof, unless claimed in writing prior to the expiration of one (1) year from the conclusion of the period in respect of which such item of Additional Rent accrued.

ARTICLE 6 - TAXES
-----------------

6.1       Tenant's Taxes
          --------------

          The Tenant shall pay promptly when due all business, sales, machinery, equipment and all other taxes, assessments, charges and rates, as well as any permit or license fees, attributable to the Premises or the property, business, sales or income of the Tenant in respect of the Premises.

6.2       Payment of Property Taxes
          -------------------------

          The Tenant shall pay the Property Taxes to the Landlord as Additional Rent.

6.2       Sales Tax
          ---------

          The Tenant shall pay to the Landlord as Additional Rent, or as otherwise required by law, all Sales Tax. The Landlord shall determine on a reasonable basis the extent to which the Sales Tax is imposed by reason of any sum payable by the Tenant to the Landlord pursuant to any provisions of this Lease and any report of the Landlord's chartered accountant for such purpose shall be conclusive as to the amount of any Sales Tax for any period to which such report relates.

ARTICLE 7 - UTILITIES AND SERVICES
----------------------------------

7.1       Tenant's Utilities and Services
          -------------------------------

          The Tenant shall pay all rates, charges, costs and expenses as may be assessed or levied and at the rates so assessed or levied by all suppliers of utilities and services directly to the Premises.

ARTICLE 8 - INSURANCE
---------------------

8.1       Tenant's Insurance
          ------------------

     (a) The Tenant shall, during the whole of the Term and during such other time as the Tenant occupies the Premises, take out and maintain the following insurance, at the Tenant's sole expense, in such form and with such companies as the Landlord may reasonably approve:

          (i) comprehensive general liability insurance applying to all operations of the Tenant and against claims for bodily injury, including death, and property damage or loss arising out of the use or occupation of the Premises, or the Tenant's business on or about the

                Premises; such insurance shall include the Landlord as an additional insured and indemnify and protect both the Tenant and Landlord and shall contain a "cross liability" or "severability of interests" clause so that the Landlord and the Tenant may be insured in the same manner and to the same extent as if individual policies had been issued to each, and shall be for the amount of not less than One Million ($1,000,000.00) Dollars combined single limit or such other amount as may be reasonably required by the Landlord from time to time; and such comprehensive general liability insurance shall, for the Tenant's benefit only, include contractual liability and tenant's legal liability insurance in a form and of a nature broad enough to insure the obligations imposed upon the Tenant under the terms of this Lease;

          (ii) "all risks" insurance upon its merchandise, stock-in-trade, furniture, fixtures and improvements including leasehold improvements and upon all other property in the Premises owned by the Tenant or for which the Tenant is legally liable, and insurance upon all glass and plate glass in the Premises, against breakage and damage from any cause, all in an amount equal to the full replacement value thereof, which amount in the event of a dispute shall be determined by the decision of the Landlord; and

          (iii) boiler and machinery insurance on such boilers and pressure vessels as may be installed by or under the exclusive control of the Tenant in the Premises.

     (b) The policies of insurance referred to above shall contain the following additional provisions:

          (i) provisions that the Landlord is protected notwithstanding any act, neglect or misrepresentation of the Tenant which might otherwise result in the avoidance of a claim under such policies and such that such policies shall not be affected or invalidated by any act, omission or negligence of any third party which is not within the knowledge or control of the insured(s);

          (ii) provisions that such policies and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by the Landlord and that any coverage carried by the Landlord shall be excess coverage;

          (iii) all property and boiler insurance referred to above shall provide for waiver of the insurer's rights of subrogation as against the Landlord;

          (iv) provisions that such policies of insurance shall not be cancelled without the insurer providing the Landlord thirty (30) days written notice stating when such cancellation shall be effective.

     (c) Evidence satisfactory to the Landlord of all such policies of insurance shall be provided to the Landlord upon request.

     (d) The Tenant shall further during the whole of the Term maintain such other insurance in such amounts and upon such sums as the Landlord may reasonably determine from time to time.

     (e) The proceeds of all property insurance maintained by the Tenant are hereby assigned and made payable to the Landlord, and to the extent that such proceeds have been paid to the Landlord, they shall be released to the Tenant (provided the Tenant is not in default hereunder):

          (i) upon the Tenant's written request, in progress payments, at stages determined by the Architect, upon receipt by the Landlord of a certificate from the Architect stating that repairs to each stage have been completed, free of liens, by the Tenant, provided that in the event of the Tenant's default in making such repairs and if the Landlord performs repairs, the proceeds may be applied by the Landlord to the costs thereof; or

          (ii) upon termination of this Lease by the Landlord upon the happening of Substantial Damage or Destruction, but only to the extent of the value of any trade fixtures or stock-in-trade of the Tenant, but not to the extent of the value of any leasehold improvements made by the Tenant to the Premises.

8.2       Landlord's Insurance
          --------------------

          The Landlord may take out or cause to be taken out and keep or cause to be kept in full force and effect:

          (a) standard fire and extended coverage insurance on the Premises, except foundations, and should the Landlord so elect, insurance to cover any loss of rental income which may be sustained by the Landlord;

          (b) comprehensive general liability insurance against claims for bodily injury, including death and property damage in such form and subject to such deductions and exceptions as the Landlord may determine;

provided that nothing herein shall prevent the Landlord from providing or maintaining such lesser, additional or broader coverage as the Landlord may elect in its discretion.

8.3       Increases in Rates
          ------------------

          The Tenant shall not do, omit or permit to be done or omitted upon the Premises anything which shall cause any rate of insurance upon the Premises or any part thereof to be increased or cause insurance to be cancelled. If any such rate of insurance shall be increased as aforesaid, the Tenant shall pay to the Landlord the amount of the increase as Additional Rent. If any insurance policy upon the Premises or any part thereof is cancelled or threatened to be cancelled by reason of the use or occupancy by the Tenant or any act or omission as aforesaid, the Tenant shall forthwith remedy or rectify such use, occupation, act or omission upon being requested to do so by the Landlord, and if the Tenant fails to so remedy or rectify, the Landlord may at its option terminate this Lease forthwith and the Tenant shall immediately deliver up possession of the Premises to the Landlord.

8.4       Recovery of Landlord's Premiums
          -------------------------------

          For purposes of the recovery of the cost of insurance premiums paid by the Landlord, such premiums shall be included in Additional Rent and recovered in accordance with the provisions of this Lease.

ARTICLE 9 - USE AND OCCUPATION
------------------------------

9.1       Quiet Enjoyment
          ---------------

          The Landlord covenants with the Tenant for quiet enjoyment, for so long as the Tenant is not in default hereunder, and except as provided herein.

9.2       Use
          ---

          The Premises shall be used for the purpose set forth in Section l.l(h) and for no other purpose.

9.3       Covenant to Operate
          -------------------

          The Tenant shall throughout the whole of the Term continuously operate, occupy and utilize the entire Premises and conduct its business therein complying strictly with the provisions of this Lease. The Tenant acknowledges that the Landlord is executing this Lease in reliance upon the Tenant's covenant herein contained and that such covenant is a material element inducing the Landlord to execute this Lease.

9.4       Signs
          -----

          The Tenant may erect, install and maintain, all at the Tenant's sole expense, a sign of a kind and size and in a location as first approved in writing by the Landlord. The Tenant shall not erect, install or maintain any sign other than in accordance with this Article. At the expiration or earlier termination of this Lease, the Tenant shall, if required to do so by the Landlord, remove any such sign or signs and repair any loss or damage to the Premises occasioned thereby, all at the Tenant's sole expense.

9.5       Compliance with Laws
          --------------------

          The Tenant shall carry on and conduct its business from the Premises in such manner as to comply with any and all statutes, by-laws, rules and regulations of any Federal, Provincial, Municipal or other competent authority for the time being in force, and shall not do anything upon the Premises in contravention thereof.

9.6       Nuisance
          --------

          The Tenant shall not do or permit to be done or omitted anything which could damage the Premises or injure or impede the business of the Tenant or which shall or might result in any nuisance in or about the Premises, whether to the Landlord, or any other party, the whole as determined by the Landlord, acting reasonably. In any of the foregoing events, the Tenant shall forthwith remedy the same and if such thing or condition shall not be so remedied, the Landlord may, after such notice, if any, as the Landlord may deem appropriate in the circumstances, correct such situation at the expense of the Tenant and the Tenant shall pay such expense to the Landlord as Additional Rent.

ARTICLE 10 - HAZARDOUS SUBSTANCES ON THE PREMISES
-------------------------------------------------

10.1      Hazardous Substances
          --------------------

          The Tenant shall not cause or permit any Hazardous Substance to be brought upon, kept or used in or about the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld if the Tenant demonstrates to the Landlord's reasonable satisfaction that such Hazardous Substance is reasonably necessary for the Tenant's permitted use of the Premises and that it will be used, kept, stored and disposed of in a manner that complies with all Environmental Laws.

10.2      Reporting Requirements
          ----------------------

          At the commencement of each Lease Year the Tenant shall disclose to the Landlord the names and approximate amounts of all Hazardous Substances that the Tenant intends to store, use or dispose of on the Premises in the coming Lease Year. In addition, at the commencement of each Lease Year, beginning with the second Lease Year, the Tenant shall disclose to the Landlord the names and amounts of all Hazardous Substances that were actually used, stored or disposed of on the Premises if those materials were not previously identified to the Landlord at the commencement of the previous Lease Year.

10.3      Compliance with Environmental Laws
          ----------------------------------

          (a) The Tenant shall at the Tenant's own expense comply with all Environmental Laws and shall make, obtain and deliver all reports and studies as required by any governmental agency, authority or any Environmental Laws.

          (b) The Tenant authorizes the Landlord to make inquiries from time to time of any governmental agency or authority in order to determine the Tenant's compliance with the Environmental Laws. The Tenant covenants and agrees that it will from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information.

          (c) The Tenant shall immediately advise the Landlord of any breach of any part of this Article or if any governmental agency or authority issues an order, notice, cancellation, amendment, charge, violation, ticket or other document concerning the release, investigation, clean up, remediation or abatement of any Hazardous Substance.

10.4      Clean Up or Removal
          -------------------

          If any government authority shall require the clean up or removal of any Hazardous Substance held, released, spilled, abandoned or placed upon the Premises or released into the environment by the Tenant in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Premises, then the Tenant shall, at its own expense, prepare and submit for approval all necessary studies, plans and proposals, shall provide all bonds and other security required by governmental authorities and shall forthwith carry out the work required. The Tenant shall keep the Landlord fully informed of the progress of the matter and shall provide to the Landlord full information with respect to proposed plans and comply with the Landlord's reasonable requirements with respect to such plans. The Tenant further agrees that if the Landlord determines, in its discretion, that the Premises, the Landlord or the Landlord's reputation is placed in any jeopardy by the requirements for any such work, the Landlord may itself undertake such work or any part thereof at the cost and expense of the Tenant.

10.5      Indemnity
          ---------

          The Tenant shall indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses arising out of or in any way related to any contamination of the Premises in any manner for which the Tenant is legally liable including, without limitation, any personal injury or property damage, a decrease in value of the Premises, damages caused by loss or restriction of rentable or useable space, or any damages caused by adverse impact on marketing of the space, any and all sums paid for settlement of claims and any lawyer's, consultant's, agent's or expert's fees. The provisions of this Section shall be in addition to any other obligations and liabilities that the Tenant may have to the Landlord at law or equity and shall survive the transactions contemplated herein and the termination of this Lease.

10.6      Ownership of Hazardous Substances
          ---------------------------------

          If the Tenant creates or brings to the Premises any Hazardous Substances or if the conduct of the Tenant's business shall cause there to be any Hazardous Substance at the Premises then, notwithstanding any rule of law to the contrary, such Hazardous Substance shall be and remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord notwithstanding the degree of affixation to the Premises of the Hazardous Substances, and notwithstanding the expiry or earlier termination of this Lease.

ARTICLE 11 - CLEANING, REPAIR
-----------------------------

11.1      Cleaning
          --------

     (a) The Tenant shall, at its sole expense, keep the Premises and, without limitation, the yard and Parking Areas, the inside and outside of all glass windows and doors of the Premises and all exterior surfaces of the Premises, in a neat, clean and sanitary condition and shall not allow any refuse, garbage or other loose or objectionable or waste material to accumulate in or about the Premises, yard or Parking Areas. All refuse shall be disposed of on a timely basis and in a reasonable manner.

     (b) The Tenant shall, immediately before the termination of the Term, wash the floors, windows, doors, walls and woodwork of the Premises and shall not, upon such termination, leave upon the Premises any refuse, garbage or waste material.

     (c) Without restricting the foregoing, the Tenant shall pay for its own janitorial services, cleaning of debris, removal of garbage, landscaping, yard and Parking Area maintenance, and such other costs as may be incurred in cleaning in accordance with this Article.

     (d) In the event the Tenant fails to clean or maintain in accordance with this Article upon notice so to do from the Landlord, the Landlord may attend to the same and the Tenant shall pay to the Landlord as Additional Rent the cost thereof.

11.2      Tenant's Repairs
          ----------------

     (a) The Tenant shall repair the Premises, only excepting reasonable wear and tear and repairs which are the responsibility of the Landlord pursuant to this Article, but including any damage to or breakage of glass, plate glass, shop windows, mouldings, storefronts, signs, doors, hardware, lighting, wiring, plumbing, improvements, partitions, wall fixtures and all trade fixtures and furnishings of the Tenant or otherwise in or for the Premises and the Tenant shall maintain in good condition the interior of the Premises, any appurtenances thereto, any improvements now or hereafter erected or installed therein and any apparatus or equipment of the Tenant therein or therefor.

     (b) The Tenant shall keep well-painted at all times the interior of the Premises in accordance with the reasonable requests of the Landlord, using colours which shall first be approved in writing by the Landlord.

     (c) The Tenant shall maintain all-heating, ventilation, air-conditioning and plumbing facilities within the Premises and all drains therefrom in good repair and working order.

     (d) The Tenant, its employees or agents shall not mark, paint, drill or in any way deface any walls, ceilings, partitions, floors, wood, stone, brick or ironwork without the written approval of the Landlord.

11.3      View Repairs
          ------------

          The Landlord may enter the Premises at any reasonable time during business hours and at any time during any emergency to view the state of repair and the Tenant shall repair according to notice in writing from the Landlord so to do, subject to the exceptions contained in this Article.

11.4      Landlord may Maintain and Repair
          --------------------------------

          If the Tenant fails to maintain and repair as required herein and according to notice from the Landlord within fourteen (14) days of receipt thereof, or such shorter period as may be reasonable in the circumstances, the Landlord may complete such maintenance and repair without liability to the Tenant for any loss or damage that may occur to the Tenant's merchandise, fixtures or other property or to the Tenant's business by reason thereof, and upon completion thereof, the Tenant shall pay as Additional Rent the Landlord's cost for conducting such repairs or maintenance.

11.5      Landlord's Repairs
          ------------------

     (a) The Landlord shall be responsible for Structural Repairs to the Premises caused by perils against which the Landlord has insured, unless caused by the negligence of the Tenant, or persons for whom the Tenant is responsible in law.

     (b) The Landlord shall not be liable for any loss or damage to any person or property for its failure to repair in accordance with this Article, unless such loss or damage is caused by the default or negligence of the Landlord, its agents, employees or contractors and is not specifically excepted pursuant to the provisions of this Lease.

     (c) In fulfilling its obligations pursuant to this Article, the Landlord shall be entitled to enter the Premises and shall act as expeditiously as is reasonably possible in the circumstances.

11.6      Taking of Possession
          --------------------

          The taking of possession of the Premises by the Tenant shall be conclusive evidence against the Tenant, that at the time of taking possession, the Premises were in good and fully satisfactory order and condition.

ARTICLE 12 - ALTERATIONS, FIXTURES
----------------------------------

12.1      Tenant's Alterations
          --------------------

     (a) The Tenant shall not make or cause to be made any alterations, additions or improvements or erect or cause to be erected any partitions or install or cause to be installed any trade fixtures, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades, awnings, exterior decorations or make any changes to the Premises without first obtaining the Landlord's written approval thereto, such approval not to be unreasonably withheld in the case of alterations, additions or improvements to the interior of the Premises.

     (b) All fixtures installed by the Tenant shall be new, provided that the Tenant may install its usual trade fixtures in its usual manner so long as such installation has first been approved by the Landlord and does not damage the structure of the Premises.

     (c) The Tenant shall not install in or for the Premises any special locks, safes, or apparatus for air-conditioning, cooling, heating, illuminating, refrigerating or ventilating the Premises without first obtaining the Landlord's written approval thereto.

     (d) When seeking the approval of the Landlord as required by this Article, the Tenant shall present to the Landlord plans and specifications of the proposed work.

     (e) The Tenant shall promptly pay all contractors, material suppliers and workmen so as to minimize the possibility of a lien attaching to the Premises and should any claim or lien be made or filed the Tenant shall discharge the same.

12.2      Removal of Fixtures
          -------------------

     (a) So long as the Tenant is not in default hereunder at the expiration of the Term, the Tenant shall then have the right to remove its trade fixtures from the Premises but shall make good any damage caused to the Premises resulting from the installation or removal thereof; provided that all alterations, additions and improvements constructed and installed in the Premises and attached in any manner to the floors, walls or ceiling, including any floor covering and light fixtures, are hereby deemed not to be trade fixtures and shall remain upon and be surrendered with the Premises, except to the extent the Landlord requires removal thereof.

     (b) If the Tenant fails to remove its trade fixtures and restore the Premises as aforesaid, all such trade fixtures shall become the property of the Landlord except to the extent that the Landlord continues to require removal thereof.

     (c) Should the Tenant abandon the Premises or should this Lease be terminated before the proper expiration of the Term due to a default on the part of the Tenant then, in such event, as of the moment of default by the Tenant, all trade fixtures and furnishings of the Tenant (whether or not attached in any manner to the Premises) shall, except to the extent the Landlord requires the removal thereof, become and be deemed to be the property of the Landlord, without indemnity to the Tenant and as additional liquidated damages in respect of such default but without prejudice to any other right or remedy of the Landlord.

     (d) Notwithstanding that any trade fixtures, alterations, additions, improvements or fixtures are or may become the property of the Landlord, the Tenant shall forthwith remove all or part of the same and shall make good any damage caused to the Premises resulting from the installation or removal thereof, all at the Tenant's expense, should the Landlord so require by notice to the Tenant.

     (e) If the Tenant, after receipt of a notice from the Landlord, fails to promptly remove any trade fixtures, furnishings, alterations, additions, improvements and fixtures in accordance with such notice, then the Landlord may enter into the Premises and remove therefrom all or part of such trade fixtures, furnishings, alterations, additions, improvements and fixtures without any liability and at the expense of the Tenant, which expense shall forthwith be paid by the Tenant to the Landlord.

ARTICLE 13 - SUBSTANTIAL DAMAGE AND DESTRUCTION, EXPROPRIATION
--------------------------------------------------------------

13.1      No Abatement
          ------------

          If during the Term the Premises shall be damaged or destroyed by any cause whatsoever such that the Premises are rendered unfit for occupancy by the Tenant, the rent hereby reserved shall not abate in whole or part except to the extent that such rent is recovered by the Landlord under any policies of insurance against rental loss which the Landlord may have taken out.

13.2      Substantial Damage or Destruction
          ---------------------------------

          In the event of Substantial Damage or Destruction of the Premises the Landlord may within sixty (60) days after such damage or destruction and on giving thirty (30) days written notice to the Tenant declare this Lease terminated forthwith and in such event, the Term shall be deemed to have expired and the Tenant shall deliver up possession of the Premises accordingly, rent shall be apportioned and shall be payable up to the date of termination stated in such notice and the Tenant shall be entitled to be repaid by the Landlord any rent paid in advance and unearned or an appropriate portion thereof.

13.3      Rebuilding
          ----------

          If this Lease is not terminated pursuant to this Article, and such damage or destruction is insured against by the Landlord the Landlord shall cause such damage or destruction to be repaired, restored or reconstructed, save as to items which are the responsibility of the Tenant pursuant to any provision of this Lease.

13.4      Expropriation
          -------------

     (a) If during the Term, title is taken to the whole or any part of the Premises by any competent authority under the power of eminent domain or by expropriation, the Landlord may at its option terminate this Lease on the date possession is taken by or on behalf of such authority. Upon such termination, the Tenant shall immediately deliver up possession of the Premises, rent shall be payable up to the date of such termination and the Tenant shall be entitled to be repaid by the Landlord any rent paid in advance and unearned or an appropriate portion thereof.

     (b) In the event of any such taking, the Tenant shall have no claim upon the Landlord for the value of its property or the unexpired portion of the Term, but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests and to receive and retain such compensation as may be awarded to each respectively. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will account therefor to the Tenant.

ARTICLE 14 - ASSIGNMENT, SUBLETTING, SALE OR MORTGAGE
-----------------------------------------------------

14.1      Assignment and Subletting
          -------------------------

          The Tenant shall not assign this Lease in whole or in part, nor sublet all or any part of the Premises, nor grant any license or part with possession of the Premises or transfer any other right or interest under this Lease, or, if the Tenant is a corporation, cause or permit to occur either directly or indirectly any change in its ownership or control, all without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld or delayed provided the proposed assignment or sublease or change in ownership or control complies with the following provisions:

     (a) notwithstanding any assignment or sublease, the Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease;

     (b) if the Lease is assigned or if the Premises or any part thereof are sublet or occupied by anyone other than the Tenant, the Landlord may collect rent directly from the assignee, subtenant or occupant, and apply the net amount collected, or the necessary portion thereof, to the rent herein reserved;

     (c) no assignment, sublease or transfer of ownership or control of the Tenant shall be made or proposed other than to substantial and responsible persons, firms, partnerships or bodies corporate who have financial strength equal to or greater than the Tenant and who are experienced in and agree to carry on the type of business conducted in the Premises by the Tenant, as set forth in Section l.l(h), and in the case of any assignment or subletting who undertake in favour of the Landlord to perform and observe the obligations of the Tenant hereunder by entering into an assumption agreement directly with the Landlord;

     (d) the prohibition against assigning or subletting without the consent required by this Article shall be construed to include a prohibition against any assignment or sublease by operation of law;

     (e) the consent by the Landlord to any assignment or sublease shall not constitute a waiver of the necessity of such consent to any subsequent assignment or sublease.

14.2      Bulk Sale
          ---------

          No bulk sale of the goods and assets of the Tenant out of the ordinary course of business may take place without first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld so long as the Tenant and the purchaser are able to provide the Landlord with assurances, in a form satisfactory to the Landlord, that the Tenant's obligations hereunder will continue to be performed and respected, in the manner satisfactory to the Landlord, after completion of the sale.

14.3      Subordination and Attornment
          ----------------------------

     (a) This Lease and the Tenant's rights hereunder shall automatically be subordinate to any mortgage or encumbrance resulting from any method of financing or refinancing, now or hereafter in force against the Premises or any part thereof, as now or hereafter constituted, and to all advances made or hereafter to be made upon the security hereof; and, upon the request of the Landlord, the Tenant shall execute such documentation as may be required by the Landlord in order to confirm and evidence such subordination.

     (b) The Tenant shall, in the event any proceedings are brought, whether in foreclosure or by way of the exercise of the power of sale or otherwise, under any mortgage or other method of financing or refinancing made by the Landlord in respect of the Premises, attorn to the encumbrancee upon any such foreclosure or sale and recognize such encumbrancee as the Landlord under this Lease, should such encumbrancee so elect and require.

     (c) The Landlord shall use its best efforts to ensure that no subordination or attornment as required by this Article shall have the effect of disturbing the Tenant's occupation and possession of the Premises, provided that the Tenant is not in default hereunder and complies with all of the covenants, terms and conditions hereof.

14.4      Estoppel Certificate, Acknowledgment
          ------------------------------------

     (a) Whenever requested by the Landlord, a mortgagee, an encumbrance holder or other third party having any interest in the Premises, the Tenant shall within ten (10) days of the request execute and deliver an estoppel certificate or other form of certified acknowledgment as to the Commencement Date, the status and the validity of this Lease, the state of the rental account hereunder, any incurred defaults on the part of the Landlord alleged by the Tenant, and such other information as may reasonably be required, including, if requested, a copy of the Tenant's most recent audited financial statements.

     (b) Tenant's failure to deliver such certificate or acknowledgment within the time provided shall constitute default hereunder and shall be conclusive against the Tenant that the information set out in the certificate or acknowledgment which the Tenant was requested to execute is as set out in such certificate or acknowledgment.

14.5      Sale by Landlord
          ----------------

          In the event of a sale by the Landlord of any portion or all its interest in the Premises, the Landlord shall thereafter be entirely relieved of the performance of all terms, covenants and obligations thereafter to be performed by the Landlord under this Lease, to the extent of the interest or portion so sold or transferred and it shall be deemed and construed without further agreement between the parties that the purchaser or transferee, as the case may be, has assumed and agreed to carry out any and all covenants of the Landlord hereunder.

14.6      Financial Information
          ---------------------

          The Tenant shall, upon request, provide the Landlord with such information as to the financial standing and corporate organization of the Tenant or any indemnifier or guarantor of this Lease, as the Landlord or any mortgagee of the Premises may require.

ARTICLE 15 - INDEMNITY, LIENS
-----------------------------

15.1      Tenant's Indemnify
          ------------------

          The Tenant shall at all times during the Term, indemnify and save harmless the Landlord of and from all loss and damage and all actions, claims, costs, demands, expenses, fines, liabilities and suits of any nature whatsoever for which the Landlord shall or may become liable, incur or suffer by reason of a breach, violation or non-performance by the Tenant of any covenant, term or provision hereof or by reason of any builders' or other liens for any work done or materials provided or services rendered for alterations, improvements or repairs to the

Premises, made by or on behalf of the Tenant, or by reason of any injury occasioned to or suffered by any person or damage to any property, by reason of any wrongful act or omission, default or negligence on the part of the Tenant or any of its agents, concessionaires, contractors, customers, employees, invitees or licensees in or about the Premises.

15.2      Personal Injury and Property Damage
          -----------------------------------

          The Landlord shall not be liable or responsible for:

     (a) any personal injury or consequential damage of any nature whatsoever, however caused, that may be suffered or sustained by the Tenant or by any other person who may be upon the Premises; or

     (b) any loss or damage of any nature whatsoever, howsoever caused, to the Premises, any property belonging to the Tenant or to any other person while such property is in or about the Premises.

15.3      Liens
          -----

          The Tenant shall, immediately upon demand by the Landlord, remove or cause to be removed, and thereafter institute and diligently prosecute any action pertinent thereto, any builders' or other lien or claim of lien noted or filed against or otherwise constituting an encumbrance on any title of the Landlord. Without limiting the foregoing obligations of the Tenant, the Landlord may cause the same to be removed, in which case the Tenant shall pay to the Landlord as Additional Rent the cost thereof, including the Landlord's complete legal costs.

15.4      Granting of Security Interest
          -----------------------------

     (a) The Tenant shall not grant a Security Interest in any goods that have become affixed to the Premises, and the Tenant shall not affix to the Premises any goods which are subject to a Security Interest.

     (b) The Tenant shall not permit any notice claiming a Security Interest in any fixture to be registered against title to the Premises and shall, immediately upon demand by the Landlord, remove or cause to be removed any such notice and institute and diligently prosecute any proceedings pertinent thereto.

ARTICLE 16 - DEFAULT, REMEDIES, TERMINATION
-------------------------------------------

16.1      Default
          -------

          If and whenever:

     (a) the Tenant shall be in default in the payment of any money, whether hereby expressly reserved or deemed as rent, or any part thereof, and such default shall continue for seven (7) days following any specific due date on which the Tenant is to make such payment or, in the absence of such specific due date, for the seven (7) days following written notice by the Landlord requiring the Tenant to pay the same; or

     (b) the Tenant's leasehold interest hereunder, or any goods, chattels or equipment of the Tenant located in the Premises shall be taken or seized in execution or attachment, or if any writ of execution shall issue against the Tenant and not be discharged within fourteen (14) days of its issuance, or the Tenant shall become insolvent or commit an act of bankruptcy or become bankrupt or take the benefit of any Act that may be in force for bankrupt or insolvent debtors or become involved in voluntary or involuntary winding up, dissolution or liquidation proceedings, or if a receiver or receiver and manager shall be appointed for the affairs, business, property or revenues of the

          Tenant; or

     (c) the Tenant shall fail to commence, diligently pursue and complete the Tenant's work to be performed pursuant to any agreement to lease pertaining to the Premises or other agreement signed by the parties or fail to open for business when required by the provisions of this Lease, or vacate or abandon the Premises or fail or cease to operate pursuant to the provisions of this Lease or otherwise cease to conduct business from the Premises, or use or permit or suffer the use of the Premises for any purposes other than as allowed pursuant to this Lease, or fail to remedy or rectify any act or omission hereunder, or if the Tenant should make a bulk sale of its goods and assets which has not been consented to by the Landlord, or move or commence, attempt or threaten to move its goods, chattels and equipment out of the Premises other than in the routine and ordinary course of its business; or

     (d) the Tenant or any agent of the Tenant falsifies any report or statement required to be furnished to the Landlord or anyone else pursuant to this Lease; or

     (e) the Tenant makes a sale in bulk out of the ordinary course of business of any of its assets, wherever situated (other than a bulk sale made to an Assignee or Sublessee pursuant to a permitted assignment or subletting hereunder); or

     (f) the Tenant abandons or attempts to abandon the Premises, or sells or disposes of the trade fixtures, goods or chattels of the Tenant or removes them from the Premises so that there would not in the event of such sale or disposal be sufficient trade fixtures, goods or chattels of the Tenant on the Premises subject to distress to satisfy all rent due or accruing hereunder for a period of at least twelve (12) months; or

     (g) the Premises become and remain vacant for a period of five (5) consecutive days or are used by any persons other than such as are entitled to use them hereunder; or

     (h) ownership or control of the Tenant changes or the Tenant assigns, transfers, encumbers, sublets or permits the occupation or use or the parting with or sharing possession of all or any part of the Premises by anyone except in a manner permitted by this Lease; or

     (i)  re-entry is permitted under any other term of this Lease; or

     (j) the Tenant fails to observe, perform or keep each and every of the covenants, agreements, stipulations, obligations, conditions and other provisions of this Lease to be observed, performed and kept by the Tenant and persists in such default, in the case of monetary payments, beyond the seven (7) day period stipulated in paragraph (a) aforesaid or, in the case of any other default, after seven (7) days following written notice from the Landlord requiring that the Tenant remedy, correct or comply or, in the case of any such default which would reasonably require more than seven (7) days to rectify, unless the Tenant shall commence rectification within the said seven (7) day notice period and thereafter promptly and diligently and continuously proceed with the rectification of any such default;

then, and in each of such cases, and at the option of the Landlord and in addition to any other rights or remedies the Landlord may have pursuant to this Lease or at law, the Landlord may, immediately re-enter upon the Premises and may expel all occupants thereof and remove all property from the Premises and such property may be removed and sold or disposed of by the Landlord in such manner as it deems advisable, including by private sale, or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. If the Landlord elects to re-enter the Premises as herein provided, or if it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as are necessary in order to relet the Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the Term) and at such rent and upon such other terms, covenants and conditions as the Landlord in its sole discretion considers advisable.

16.2      Landlord may Perform
          --------------------

          If the Tenant shall fail to observe, perform or keep any of the provisions of this Lease to be observed, performed and kept by the Tenant, the Landlord may, but shall not be obliged to, at its discretion and without prejudice to any other right, claim or action it may have, rectify the default of the Tenant, whether or not performance by the Landlord on behalf of the Tenant is otherwise expressly referred to in the applicable Section of this Lease. For such purpose the Landlord may make any payment or do or cause to be done such things as may be required including, without limiting the generality of the foregoing, entry upon the Premises. Any such performance by or at the behest of the Landlord shall be at the expense of the Tenant and the Tenant shall pay to the Landlord as Additional Rent the cost thereof.

16.3      Distress
          --------

          If and whenever the Tenant shall be in default in the payment of any money, whether hereby expressly reserved or deemed as rent, or any part thereof, the Landlord may, without notice or any form of legal process whatever, enter upon the Premises and seize, remove and sell by judicial or formal process or by private sale the Tenant's goods, chattels and equipment therefrom or seize, remove and sell, by judicial or formal process or by private sale, any goods, chattels and equipment at any place to which the Tenant or any other person may have removed them, in the same manner as if they had remained and been distrained upon the Premises, all notwithstanding any rule of law or equity to the contrary, and the Tenant hereby waives and renounces the benefit of any present or future statute or law limiting or eliminating the Landlord's right of distress or sale.

16.4      Costs and Interest
          ------------------

          All costs, expenses and expenditures of the Landlord, incurred upon any default by the Tenant hereunder, including, without limitation, the legal costs incurred by the Landlord on an indemnification basis as between solicitor and his own client shall, forthwith on demand, be paid by the Tenant to the Landlord as Additional Rent. All rent and other sums due to the Landlord pursuant to the terms of this Lease shall be paid by the Tenant promptly when due, and if not so paid, shall bear interest from their respective due dates at the rate of five (5%) per cent per annum above the then existing Bank of Canada Prime Rate, both before and after default, demand and judgment.

16.5      Vacate Upon Termination Survival
          --------------------------------

          At the termination of this Lease, whether by affluxion of time or otherwise, the Tenant shall vacate and deliver up possession of the Premises in the same state and condition as they where in upon delivery of possession to the Tenant, subject to the exceptions from the Tenant's obligation to repair and subject to the Tenant's rights and obligations in respect of removal and the Tenant shall thereupon surrender all keys to the Premises to the Landlord at the place then fixed for payment of rent and shall inform the Landlord of all combinations on locks, safes and vaults, if any, in the Premises. The indemnity agreements contained in this Lease shall survive the termination of this Lease.

16.6      Additional Rights on Default or Re-Entry
          ----------------------------------------

          If the Tenant shall be in default under this Lease beyond any period given herein to rectify such default, or if the Landlord shall re-enter the Premises or terminate this Lease when entitled to do so pursuant to default of the Tenant hereunder, then:

     (a) notwithstanding any such re-entry, termination, or the Term thereby becoming forfeited and void, the provisions of this Lease relating to the consequences of termination shall survive;

     (b) the Landlord may use such force as it may deem necessary for the purpose of gaining admittance to and retaking possession of the Premises and the Tenant hereby releases the Landlord from all actions, proceedings, claims and demands whatsoever for or in respect of any such forcible entry or any loss or damage in connection therewith or consequential thereupon;

     (c) the Landlord may relet the Premises or any part thereof for a term or terms which may be less or greater than the balance of the Term and may grant reasonable concessions in connection therewith; and

     (d)  the Tenant shall pay to the Landlord on demand:

          (i) rent and all other amounts payable hereunder up to the time of re-entry or to termination, whichever shall be the later; and

          (ii) such reasonable expenses as the Landlord may incur or has incurred in connection with the re-entering, terminating, reletting, collecting sums due or payable by the Tenant, realizing upon assets seized, including without limitation brokerage, legal fees and disbursements on an indemnification basis as between a solicitor and his own client, and the expenses of keeping the Premises in good order, repairing the same and preparing them for reletting; and

          (iii) at the Landlord's option, either of the following:

                (A) as liquidated damages for the loss of rent and other income of the Landlord expected to be derived from the Lease during the period which would have constituted the unexpired portion of the Term had it not been terminated, the greater of:

                     (I) an amount determined by reducing to present worth at an assumed interest rate of ten (10%) per cent per annum all Minimum Rent and Additional Rent to become payable during the period which would have constituted the unexpired portion of the Term, such determination to be made by the Landlord, who may make reasonable estimates of when any such other amounts would have become payable and may make such other assumptions of fact as may be reasonable in the circumstances; and

                     (II) an amount equal to accelerated Minimum Rent and
                          Additional Rent for a period of six (6) months; or

                (B) damages on the footing of a present recovery of damages for loss of the benefit of the Lease over its unexpired Term, without any requirement in law or in equity imposed upon the Landlord to notify the Tenant prior to, concurrently with, or at any time following the exercise of the option of the Landlord to terminate this Lease that the Landlord intends to claim such damages from the Tenant.

16.7      No Waiver
          ---------

          No provision of this Lease shall be deemed to have been waived by the Landlord unless a written waiver from the Landlord has first been obtained and, without limiting the generality of the foregoing, no acceptance of rent subsequent to any default and no condoning, excusing or overlooking by the Landlord on previous occasions of any default nor any earlier written waiver shall be taken to operate as a waiver by the Landlord or in any way to defeat or affect the rights and remedies of the Landlord.

16.8      Remedies Cummulative
          --------------------

          No reference to or exercise of any specific right or remedy by the Landlord shall prejudice or preclude the Landlord from any other remedy, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but the Landlord may from time to time exercise any one (1) or more of such remedies independently or in combination. Without limiting the generality of the foregoing, the Landlord shall be entitled to commence and maintain an action against the Tenant to collect any rent not paid when due, without exercising the option to terminate this Lease.

16.9      For Lease Signs
          ---------------

          The Landlord shall have the right within six (6) months prior to the expiration of the Term to place upon the Premises a notice, of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant, stating that the Premises are to let and the Tenant shall not remove or obscure such notice or permit the same to be removed or obscured.

16.10     Holding Over
          ------------

          If the Tenant continues to occupy the Premises with the written consent of the Landlord after the expiration or other termination of the Term, then, without any further written agreement, the Tenant shall be a tenant from month to month at the aggregate of:

     (a) a minimum monthly rent equal to one hundred and twenty (120%) per cent of the monthly Minimum Rent prevailing immediately prior to expiration or termination;

     (b)  Additional Rent as herein provided.

and subject always to all of the other provisions in this Lease insofar as the same are applicable to a month to month tenancy and a tenancy from year to year shall not be created by implication of law; provided that if the Tenant continues to occupy the Premises without the written consent of the Landlord at the expiration or other termination of the Term, then the Tenant shall be a tenant at will and shall pay to the Landlord, as liquidated damages and not as rent, an amount equal to the aggregate set forth above during the period of such occupancy, accruing from day to day and adjusted pro rata accordingly and subject always to all of the other provisions of this Lease insofar as they are applicable to a tenancy at sufferance and a tenancy from month to month or from year to year shall not be created by implication of law; provided that nothing herein contained shall preclude the Landlord from taking action for recovery of possession of the Premises.

16.11     Failure to Pay
          --------------

          Should the Tenant fail to make any payment required by the Tenant pursuant to this Lease, the Landlord may, without prejudice to any other right or remedy of the Landlord, pay all or part of such required payment without prior notice to the Tenant and recover such payment from the Tenant as Additional Rent.

16.12     Charge on Personal Property
          ---------------------------

          As security for the payment and performance of all debts, dues and obligations of the Tenant under this Lease the Tenant hereby grants in favour of the Landlord a fixed and paramount mortgage and charge and grants to the Landlord a Security Interest in all present and after-acquired goods, stock-in-trade, inventory, fixtures, equipment, chattels and facilities of the Tenant now or hereafter located on the Premises and the said goods, stock-in-trade, inventory, fixtures, equipment, chattels or facilities shall not be removed by the Tenant other than in the ordinary course of business unless permitted in writing by the Landlord. The provisions of this Article and the mortgage and charge hereby conferred shall survive expiration of the Term or earlier termination of this Lease.

ARTICLE 17 - GENERAL PROVISIONS
-------------------------------

17.1      Approvals
          ---------

          No provision in this Lease requiring the Landlord's consent or approval shall be deemed to have been fulfilled or waived unless the written consent or approval of the Landlord relating to the particular matter or instance has first been obtained and, without limiting the generality of the foregoing, no prior consent or approval and no condoning, excusing or overlooking by the Landlord on previous occasions when such a consent or approval was required shall be taken to operate as a waiver of the necessity of such consent or approval whenever required under this Lease.

17.2      Landlord's Performance
          ----------------------

          Notwithstanding anything in this Lease to the contrary, the Landlord shall not be deemed to be in default in respect of the performance of any of the terms, covenants and conditions of this Lease if any failure or delay in such performance is due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, act of God, or other cause beyond the control of the Landlord.

17.3      Relationship of Parties
          -----------------------

          Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties other than the relationship of landlord and tenant.

17.4      Sole Agreement and Survival of Agreement to Lease
          -------------------------------------------------

          This Lease and any agreement to lease pertaining to the Premises executed and delivered by or on behalf of the Landlord and the Tenant set forth all of the warranties, representations, covenants, promises, agreements, conditions and understandings between the parties concerning the Premises and there are no warranties, representations, covenants, promises, agreements, conditions or understandings, either oral or written, express or implied, between them other than as set forth in this Lease, or the said agreement to lease. The provisions of the said agreement to lease shall survive the execution and delivery of this Lease, provided that such provisions shall be deemed to be, and survive only as, covenants and not conditions and provided further that in the event of any conflict or contradiction between this Lease and the said agreement to lease, the provisions of this Lease shall prevail.

17.5      Modifications
          -------------

          Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the parties unless reduced to writing and signed by the parties. At the request of the Landlord, the Tenant shall execute and deliver a modification agreement reflecting the changes in this Lease resulting from an adjustment in Floor Area or reflecting any other alteration, amendment, change or addition agreed to between the parties, provided that, notwithstanding the failure of the Tenant to do so, the Tenant shall be bound thereby.

17.6      No Brokerage Commission
          -----------------------

          As part of the consideration for the granting of this Lease, the Tenant represents and warrants to the Landlord that no broker or agent (other than any broker or agent authorized in writing by the Landlord) negotiated or was instrumental in negotiating or consummating this Lease. Notwithstanding the foregoing, any broker or agent of the Tenant shall be paid by the Tenant to the exoneration of the Landlord.

17.7      Registration
          ------------

          Neither the Tenant nor anyone on the Tenant's behalf or claiming under the Tenant shall register this Lease or any permitted assignment or permitted sublease of this Lease against the Lands or any part thereof comprising the Premises.

17.8      Construed Covenant, Severability
          --------------------------------

          All of the provisions of this Lease are to be construed as covenants and agreements. Should any provision of this Lease be or become illegal, invalid or not enforceable, it shall be considered separate and severable from this Lease and the remaining provisions shall remain in force and be binding upon the parties hereto and be enforceable to the fullest extent of the law.

17.9      Further Assurances
          ------------------

          The parties hereto and each of them do hereby covenant and agree to do such things and execute such further documents, agreements and assurances as may be necessary or advisable from time to time in order to carry out the terms and conditions of this Agreement in accordance with their true intent.

17.10     Governing Law
          -------------

          This Agreement shall be governed in accordance with the laws of the Province of Alberta and the parties hereto submit to such jurisdiction.

17.11     Time
          ----

          Time shall be of the essence hereof.

17.12     Notices
          -------

          Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if:

     (a) personally delivered to the party to whom it is intended or if such party is a corporation to an officer of that corporation; or

     (b) mailed by prepaid registered mail, transmitted by facsimile or delivered, to the address or facsimile number of the party to whom it is intended as follows:

           (i)  if to the Landlord, at the address or number set forth in
                Section 1.l(a)(ii);

          (ii) if to the Tenant, to the Premises or to the address or number set forth in Section 1.1(b)(ii);

          or to such other address or number as a party may from time to time direct in writing.

Any notice delivered before 4:30 p.m. local time on a Business Day shall be deemed to have been received on the date of delivery and any notice delivered after 4:30 p.m. local time on a Business Day or delivered on a day other than a Business Day, shall be deemed to have been received on the next Business Day. Any notice mailed shall be deemed to have been received seventy two (72) hours after the date it is postmarked. Any notice sent by facsimile before 4:30 p.m. local time on a Business Day shall be deemed to have been received when the sender receives the answer back confirming receipt by the recipient; provided, however, that any facsimile received after 4:30 p.m. local time on a Business Day or received on a day other than a Business Day shall be deemed to have been received on the next Business Day. If normal mail or communications service is interrupted by strike, slow-down, force majeure or other cause after the notice has been sent the notice will not be deemed to have been received until actually received. In the event normal mail service is impaired at the time of sending the notice, then personal delivery or facsimile transmission only shall be effective.

17.13     Extended Meanings
          -----------------

          "Hereof", "herein", "hereunder" and similar expressions used anywhere in this Lease relate to the whole of this Lease and not to any particular section or subsection, unless otherwise expressly provided. The use of the neuter singular pronoun to refer to the Landlord or the Tenant is deemed a proper reference even though the Landlord or the Tenant is an individual, partnership, corporation or a group of two (2) or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one
(1) landlord or tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

17.14     No Transfer on Bankruptcy
          -------------------------

          Neither this Lease nor any interest of the Tenant herein nor any estate hereby created will pass or enure to the benefit of any trustee in bankruptcy or any receiver or any assignee for the benefit of creditors of the Tenant or otherwise by operation of law.

17.15     Successors Bound
          ----------------

          All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors and assigns of the said parties and if there is more than one (1) party described in Section l.l(b), they shall all be bound jointly and severally by the terms, covenants and agreements herein on the part of the Tenant. No rights, however shall enure to the benefit of any assignee of the Tenant unless the assignment to such assignee has been first approved by the Landlord. All covenants, agreements, stipulations, obligations and other provisions of this Lease to be observed, performed and kept by the Tenant shall run with the land and therefore be enforceable by all the successors of the Landlord.

17.16     Index and Headings
          ------------------

          The index and headings in this Lease have been inserted for reference and as a matter of convenience only and in no way define, limit or enlarge the scope or meaning of this Lease or any provisions hereof.

17.17     Tenant's Acceptance
          -------------------

          The Tenant hereby accepts this Lease of the Premises, to be held by the Tenant, subject to the conditions, restrictions and covenants set forth herein.

          IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written.

                                        NAR GROUP HOLDINGS LTD.


                                        Per: /s/
                                            ------------------------------------


                                        Per: /s/
                                            ------------------------------------


                                        NORTH AMERICAN CONSTRUCTION GROUP INC.


                                        Per: /s/
                                            ------------------------------------


                                        Per: /s/
                                            ------------------------------------

                                  SCHEDULE "A"
                                  ------------

                                   DEFINITIONS
                                   -----------

          In this Lease, the following words, phrases and expressions are used with the meanings defined as follows:

1. Additional Rent means any sum or sums other than Minimum Rent payable by the Tenant to the Landlord pursuant to any provision of the Lease, all of which are recoverable by the Landlord as rent.

2. Business Day means a day that is not a Saturday, Sunday or statutory holiday in Alberta.

3.        Commencement Date means the date set out in Section l.l(e)(ii).

4. Environmental Laws mean all international, federal, provincial or municipal laws, by-laws, statutes, regulations, orders, permits, approvals or judgments having jurisdiction over the Landlord, the Tenant or the Premises and relating in any way to the environment or health matters including without limitation matters relating to the use, storage and disposal of Hazardous Substances or the release of any substance into the environment.

5. Hazardous Substance means any substance, product, material or good which may be detrimental to the environment, plant or animal life, or human health or which may adversely affect the condition, use or enjoyment of any real or personal property and includes, but is not limited to any substance, product, material or good declared to be hazardous or toxic pursuant to any Environmental Law.

6. Landlord means the party or parties described in Section l.l(a) and the heirs, executors, administrators, successors and assignees thereof.

7. Lease Year means, in the case of the first Lease Year, the period beginning on the Commencement Date and terminating twelve (12) months from the last day of the calendar month in which the Commencement Date occurs (except that if the Commencement Date occurs on the first day of a calendar month, the first Lease Year shall terminate on the day prior to the first anniversary of the Commencement Date) and, in the case of each subsequent Lease Year, means each twelve (12) month period after the first Lease Year.

8.        Minimum Rent means the rent set out in Section 1.l(f).

9. Parking Areas means the paved portions of the Premises which have been or are to be allocated- for the parking of motor vehicles, as from time to time altered, reconstructed or expanded, and includes entrances, roads and other means of access thereto and any parking structures or other parking facilities from time to time constructed.

10. Premises means the lands described in Section l.l(d) and all structures and improvements from time to time erected thereon and their appurtenances, all as the same may be expanded or altered in accordance with this Lease from time to time.

11. Property Taxes means all general, special, local improvement, school and water taxes, levies, rates and charges from time to time imposed against the Premises, or any part thereof, by municipal or other governmental authorities having jurisdiction, together with the costs of contesting or negotiating the same, but exclusive of income taxes, business taxes, place of business taxes, estate, inheritance, succession, capital levy or transfer tax. (Should it be found that due to changes in the method of levying or collection of any tax, levy, rate or charge to be imposed upon the Premises, or any part thereof, or should any new tax, levy, rate or charge be levied or imposed in lieu of or in addition to those contemplated by the above definition, the Landlord and the Tenant hereby agree to negotiate an amendment or new provision to this Lease as is necessary to deal with such tax, levy, rate or charge, in an upon the Premises, or any part thereof, or should any new tax, levy, rate or charge be levied or imposed in lieu of or in addition to those contemplated by the above definition, the Landlord and the Tenant hereby agree to negotiate an amendment or new provision to this Lease as is necessary to deal with such tax, levy, rate or charge, in an equitable manner so as to obviate any injustice or inequity which shall have arisen and should the Landlord and the Tenant fail to agree on such amendment or new provision the same shall be settled by arbitration in accordance with the Arbitration Act of the jurisdiction governing this Lease, and amendments thereto, or any like statute in effect from time to time).

12. Sales Tax means any Goods and Services Tax, sales tax, business transfer tax, value added tax or any similar tax imposed against the Landlord or the Tenant by the Government of Canada, or any provincial or municipal government, to the extent that such tax is imposed against the Landlord or the Tenant or is required to be paid or collected by the Landlord by reason of any payment by the Tenant to the Landlord pursuant to any provision of this Lease.

13. Security Deposit means the sum of money specified in Section 1.l(g), to be held by the Landlord in accordance with the terms of this Lease.

14. Security Interest means an interest in goods, chattel paper, a security, a document of title, an instrument, money or an intangible, that secures payment or performance of an obligation as more specifically defined in the Personal Property Security Act of Alberta, any amendments there or replacement thereof.

15. Structural Repairs means only repairs to the foundations, the structural subfloors, columns, beams and the structural portions of bearing walls and roofs of the Premises and excludes maintenance of every kind.

16. Substantial Damage or Destruction means such damage as, in the opinion of the Landlord's architect, requires substantial alteration or reconstruction of the Premises as cannot be repaired within a period of one hundred and eighty
(180) days from the time of such damage to the state wherein the Tenant could use substantially all of the Premises for its business.

17. Tenant means the party or parties described in Section 1.1(b) and the heirs, executors, administrators, successors and permitted assignees thereof.

                                  SCHEDULE "B"
Legal Descriptions:

1.        Plan 751620
          Lot 3
          Excepting thereout all mines and minerals

2.        Meridian 4 Range 26 Township 53
          Section 4
          Quarter North East
          All that portion described as follows:
          Commencing at a point on the southerly limit of the station grounds of the Grand Trunk Pacific Railway as shown on Railway Plan 6267R 396 Feet
          West of the east boundary of the said Quarter Section measured along the said southerly limit thence westerly along the said southerly limit 451 feet;
          Thence southerly and at right angles to the said southerly limit 89 feet; thence easterly and parallel to the said southerly limit 451 feet; thence northerly to the point of commencement, containing .372 hectares (0.95 of an acre) more or less Excepting thereout all mines and minerals.

3.        Meridian 4 Range 26 Township 53
          Section 4
          Quarter North East
          All that portion lying south of the southerly limit of the station grounds of the Grand Trunk Pacific Railway as shown on Railway Plan 6267R containing 19.32 hectares (47.78 acres) more or less
          Excepting thereout:         Hectares     (Acres) more or less
          A) All that portion described as follows:
          Commencing at the intersection of the east boundary of the said Quarater Section with the southerly limit of the said station grounds thence westerly along the said southerly limit 847 feet, thence southerly and at right angles to the said southerly limit 89 feet, thence easterly and parallel to the said southerly limit of the station
          grounds to the easterly boundary of the Quarter, thence
          northerly along the said east boundary to the point of commencement
          Containing..............         0.692     1.71
          B) Plan 7521459 Road             0.376     0.93
          C) Plan 7521620 Subdivision      3.04      7.53
          D) Plan 9720886 Railway          0.546     1.35
          Excepting thereout all mines and minerals

4.        Plan 7620002
          All that portion taken for extra right of way
          Containing 6.058 hectares (14.97 acres) more or less
          Excepting thereout:
                                        Hectares     (Acres) more or less
          A) Plan 9720886 Railway          3.135                     7.75

          Excepting thereout all mines and minerals